                          ING PRINCIPAL PROTECTION FUND

                          SUPPLEMENT DATED MAY 1, 2004

                    TO THE ING PRINCIPAL PROTECTION FUND VII
                           CLASS A, B AND C PROSPECTUS
                              DATED APRIL 15, 2003

The Board of Trustees for ING Equity Trust has voted to modify the expense limitations for the ING Principal Protection Fund VII effective immediately. As a result, ING Investments will begin collecting a portion of its Management Fee, with a possibility of collecting up to its entire Management Fee within the parameters described in the Net Expense Schedule chart below. Up to now, ING Investments has been waiving its entire Management Fee.

Accordingly, the table on page 7 of the Prospectus entitled "Operating Expenses Paid Each Year by the Fund" is deleted in its entirety and replaced with the following:

OPERATING EXPENSES PAID EACH YEAR BY THE FUND (1)
(as a % of average net assets)

                                           DISTRIBUTION
                                           AND SERVICE                               TOTAL
                          MANAGEMENT         (12B-1)               OTHER         FUND OPERATING
FUND                        FEE(2)             FEES              EXPENSES(3)        EXPENSES(4)
----                      ----------       ------------          -----------     --------------
Class A              %       0.80              0.25                0.70                1.75
Class B              %       0.80              1.00                0.70                2.50
Class C              %       0.80              1.00                0.70                2.50

(1) Because the Fund is new, Other Expenses, shown above, are estimated.

(2) Because the management fee will be different during the Offering Phase, Guarantee Period and the Index Plus LargeCap Period, the fee in this chart reflects the maximum fee to be paid during the Guarantee Period. The fee during the Offering Phase is 0.25%. The fee during the Index Plus LargeCap Period is 0.60%.

(3) Expenses such as an administrative services fee of 0.10% and a guarantee fee of 0.33% are included in Other Expenses.

(4) ING Investments has entered into a written expense Limitation Agreement with the Fund under which it will limit expenses of the Fund, excluding expenses such as interest, taxes, brokerage and extraordinary expenses. Under this Agreement, ING Investments may be entitled to recoup some or all of the amounts waived or reimbursed in the three years following such waiver or reimbursement if certain conditions are fulfilled, to a maximum of 1.75% in the case of Class A and 2.50% in the case of Class B and Class C. The total operating expenses for each share class will vary according to the "Target Equity Ratio" (see "Net Expense Schedule" below). The "Target Equity Ratio" (amount of assets allocated to the Equity Component) is calculated daily by the Fund's Sub-Adviser and is based upon the Asset Allocation model which determines the amount of assets allocated to the Equity and the Fixed Components (see "Asset Allocation" on page 2 of the Prospectus). Once a particular fee level is reached, it will not be reduced even if the equity percentage of assets in the Equity Component should decline. The new fee would then be used in subsequent model calculations to determine the equity ratio. The expense limitations are contractual and renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation at least 30 days prior to the end of the term or upon termination of the Investment Management Agreement.

NET EXPENSE
SCHEDULE



   TARGET
   EQUITY           CLASS A       CLASS B      CLASS C
   RATIO            EXPENSES     EXPENSES     EXPENSES
-------------       --------     --------     --------
Less than 22%        0.95%         1.70%        1.70%
 22% -24.99%         1.15%         1.90%        1.90%
25% - 27.99%         1.35%         2.10%        2.10%
28% - 30.99%         1.55%         2.30%        2.30%
 31% or more         1.75%         2.50%        2.50%

This Supplement supercedes the Supplement dated June 24, 2003.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                ING EQUITY TRUST

                          SUPPLEMENT DATED MAY 1, 2004

                    TO THE ING PRINCIPAL PROTECTION FUND VII
           CLASS A, B AND C STATEMENT OF ADDITIONAL INFORMATION (SAI)
                              DATED APRIL 15, 2003

The Board of Trustees of ING Equity Trust (the "Trust") has voted to modify the expense limitations for ING Principal Protection Fund VII effective immediately. As a result, ING Investments will begin collecting a portion of its Management Fee, with the possibility of collecting up to its entire Management Fee within the parameters described in the Net Expense Schedule chart below. Up to now, ING Investments has been waiving its entire Management Fee.

Accordingly, the table on page 34 of the SAI in the section entitled "Expense Limitation Agreement" is deleted in its entirety and replaced with the following:

NET EXPENSE
SCHEDULE

   TARGET EQUITY       CLASS A       CLASS B      CLASS C
      RATIO(1)         EXPENSES     EXPENSES     EXPENSES
----------------       --------     --------     --------
   Less than 22%        0.95%         1.70%        1.70%
    22% -24.99%         1.15%         1.90%        1.90%
   25% - 27.99%         1.35%         2.10%        2.10%
   28% - 30.99%         1.55%         2.30%        2.30%
    31% or more         1.75%         2.50%        2.50%



(1) The "Target Equity Ratio" (amount of assets allocated to the Equity Component) is calculated daily by the Fund's Sub-Adviser and is based upon the Asset Allocation model which determines the amount of assets allocated to the Equity and the Fixed Components (see "Asset Allocation" on page 2 of the Prospectus). Once a particular fee level is reached, it will not be reduced even if the equity percentage of assets in the Equity Component should decline. The new fee would then be used in subsequent model calculations to determine the equity ratio.

This Supplement supercedes the Supplement dated June 24, 2003.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE